Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Legg Mason BW Global Opportunities Bond Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 19, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Legg Mason BW International Opportunities Bond Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Fund’s Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 19, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Legg Mason Batterymarch International Equity Trust (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2013, relating to the financial statements and financial highlights which appears in the December 31, 2012 Annual Report to Shareholders of Legg Mason Batterymarch Emerging Markets Trust (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2013